Exhibit 99.7

FORM OF BENEFICIAL HOLDER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the distribution in a rights offering (the “Rights Offering”) by ALR Technologies Inc. (the “Company”) to the holders of record of its common stock, par value $0.001 (the “Common Stock”), as of 5:00 p.m., Eastern Time, on December 11, 2020, at no charge, of non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of Common Stock at a subscription price of $0.05 per share (the “Subscription Price”). Each Subscription Right gives the holder thereof the right to purchase from the Company one (1) shares of Common Stock at the Subscription Price of $0.05 per share as described in the Company’s Prospectus, dated January 18, 2022 (the “Prospectus”). The Rights Offering does not contain an over-subscription privilege. The Company may, at its discretion, allocate unexercised Subscription Rights within 150 days following the Expiration Date. Any shareholder having fully exercised its Subscription Rights and wishing to receive an allocation of unexercised Subscription Rights may express interest by contacting the Company at contact@alrt.com using the subject line “Unexercised Subscription Rights”. The Company will not issue fractional shares or cash in lieu of fractional shares in the Rights Offering. Instead, fractional shares resulting from the exercise of Subscription Rights will be eliminated by rounding down to the nearest whole share.

With respect to any instructions to exercise (or not to exercise) Subscription Rights, the undersigned acknowledges that this form must be completed and returned such that it will actually be received by you by 5:00 p.m., Eastern Time, on ________________, 2022, the ____________ business day prior to February 28 2022, the scheduled expiration date of the Rights Offering.

This will instruct you, as nominee, whether to exercise Subscription Rights held by you to purchase shares of Common Stock for the account of the undersigned pursuant to the terms of the Rights Offering and subject to the conditions set forth in the Prospectus, and the related “Instructions for Use of Subscription Rights Certificate.”

Box 1. [ ] Please DO NOT EXERCISE RIGHTS for shares of Common Stock.

Box 2. [ ] Please EXERCISE RIGHTS for shares of Common Stock as set forth below.

Subscription Rights

The undersigned elect(s) to exercise:		x	1 to 1	=
	(Number of Rights)		(Subscription Ratio)	(Number of Shares, Rounded Down to Nearest Whole Share)

Therefore, I apply for:		x	$[●]	=
	(Number of Shares)		(Subscription Price)	(Payment Enclosed)

Total Payment Required

	x	=
(Payment Enclosed for Subscription Rights)		(Total Payment Enclosed)

Box 3. [ ] Payment in the following amount is enclosed $ ___________________.

Box 4. [ ] Please deduct payment from the following account maintained by you as follows:

Type of Account:

Account No.:

Amount to be Deducted:

The total of the amounts reflected in Box 3 and 4 must equal the “Total Payment Enclosed” specified under Box 2 above.

I (we) on my (our) behalf, or on behalf of any person(s) on whose behalf, or under whose direction, I am (we are) signing this form:

[ ]	represent and warrant that I am a (we are) resident(s) of the United States of America or, if I am (we are) not, I (we) have provided evidence satisfactory to ALR Technologies Inc. that the exercise of my (our) Rights does not violate the laws of my (our) jurisdiction;

[ ]	irrevocably elect to purchase the number of shares of Common Stock indicated above on the terms and subject to the conditions set forth in the Prospectus;

[ ]	agree that if I (we) fail to pay for the shares I (we) have elected to purchase, you may exercise any remedies available under law.

Name(s):

Signature(s):

Address(es):

Telephone Numbers(s):

Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or otherwise acting in a fiduciary or representative capacity, your signature must be Medallion Signature Guaranteed. Please also provide the following information:

Name:

Capacity:

Address (including Zip Code):